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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 17, 1999



                             CELERITY SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                        0-23279                     52-2050585
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(State or Other                (Commission File             (IRS Employer
 Jurisdiction of               Number)                      Identification No.)
 Incorporation)

                           1400 Centerpoint Boulevard
                           KNOXVILLE, TENNESSEE 37932
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                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (865) 539-5300



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                 (Former Address, if changed since last report)
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THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE
VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: CELERITY SYSTEM INC.'S ("CELERITY") HISTORY OF LOSSES AND NEED FOR FINANCING, MARKET DEMAND FOR CELERITY'S PRODUCTS, SUCCESSFUL IMPLEMENTATION OF CELERITY'S PRODUCTS, COMPETITIVE FACTORS, THE ABILITY TO MANAGE CELERITY'S GROWTH AND THE ABILITY TO RECRUIT ADDITIONAL PERSONNEL AND OTHER RISKS DETAILED FROM TIME TO TIME IN CELERITY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), INCLUDING BUT NOT LIMITED TO, THOSE DESCRIBED UNDER THE CAPTION "DESCRIPTION OF BUSINESS - RISK FACTORS" IN CELERITY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, CELERITY'S REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-81099) AND CELERITY'S CURRENT REPORTS ON FORM 8-K FILED WITH THE COMMISSION.

Item 5:  OTHER EVENTS

         The following disclosure is qualified in its entirety by the Lease and Manufacturing Agreement, attached as Exhibits 99.1 and 99.2, respectively.


LEASE

         On December 17, 1999, Celerity entered into a Lease Agreement with Andy Charles Johnson, Raymond Perry Johnson and Tommy F. Griffin. Pursuant to the terms of the lease, Celerity will occupy approximately 7,420 square feet of office and warehouse space at 122 Perimeter Park Drive, Knoxville, Tennessee. The term of the lease will be from January 15, 2000 to January 14, 2003, with an option to renew for an additional three-year period. Monthly lease payments will average approximately $5,000 per month plus utilities and certain other maintenance expenses. Celerity intends to pursue a settlement of its outstanding obligations under its prior lease. No assurance can be given that a settlement will be reached at all or on terms satisfactory to Celerity.

MANUFACTURING AGREEMENT

         As of November 30, 1999, Celerity entered into a Manufacturing Agreement with Primax Electronics, Ltd ("Primax") and Global Business Group, Ltd. ("Global"). Pursuant to the terms of the Agreement, Global/Primax will manufacture Celerity's T 6000 digital set top box. Celerity has placed a purchase order for 47 units for testing and pre-production acceptance. The term of the Agreement is for two years, and is automatically renewed for one-year terms. Either party may terminate the Agreement at any time, for any reason, upon 90 days advance notice.

THREATENED LITIGATION

         There is no pending litigation against Celerity; other than a claim for approximately $6,000 and claims of Celerity's landlord as described in Celerity's prior filings with the Securities and Exchange Commission, although certain creditors have threatened litigation if not paid. Celerity is seeking to make arrangements with creditors. There can be no assurance that any claims, if made, will not have an adverse effect on Celerity.

Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)  Exhibits

                   99.1 Lease, dated December 17, 1999, between Andy Charles Johnson, Raymond Perry Johnson, Tommy F. Griffin. and Celerity.

                   99.2 Manufacturing Agreement, dated November 30, 1999, between Celerity, Primax and Global.


                                      -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 29, 1999

                                  CELERITY SYSTEMS, INC.



                                  By: /s/ Kenneth D. Van Meter
                                      -------------------------------------
                                      Kenneth D. Van Meter
                                      President and Chief Executive Officer